Exhibit 99.1

UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The following unaudited pro forma combined financial data for the six months ended June 30, 2006 and 2007 and the year ended December 31, 2006 and as of June 30, 2007 have been derived from our historical financial statements as of such dates and for such periods, which are included elsewhere in this offering circular. The pro forma adjustments give effect to the Transactions and the acquisition of the North Texas Properties as if they had occurred on June 30, 2007 in the case of balance sheet data, and as of January 1, 2007 and 2006 in the case of statements of operations data. You should read the following data in conjunction with “Selected Historical Financial and Operating Data of Baseline Oil & Gas Corp.,” “Selected Historical Financial and Operating Data of the DSX Properties,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and each of our and the DSX Properties’ financial statements, including the related notes, included elsewhere in this offering circular.

The unaudited pro forma adjustments are based upon currently available information and certain assumptions that we believe to be reasonable under the circumstances. The unaudited pro forma combined financial information has been prepared for informational purposes only and is not intended to represent the results of operations or financial position that we would have reported had the Transactions been completed as of the date presented, and should not be taken as representative of our future results of operations or financial position.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

	As of June 30, 2007
	Baseline Historical	Pro Forma Adjustments			Pro Forma Combined
	(dollars in thousands)
Assets:
Cash and marketable securities	$156		$11,363	(1)	$11,520
Cash—restricted	1,131		—		1,131
Accounts receivable, trade	1,175		—		1,175
Prepaid and other current assets	124		—		124

Total current assets	2,586		11,363		13,950
Oil and natural gas properties—using successful efforts method of accounting
Proved properties	27,416		102,938	(2)	130,354
Unproved properties	8,093		—		8,093
Less accumulated depletion, depreciation and amortization	(515)		—		(515)

Oil and natural gas properties, net	34,994		102,938		137,932
Deferred loan costs, net of accumulated amortization of $2,142	3,768		13,538	(3)	13,538
			(3,768	)(4)
Other property and equipment, net of accumulated depreciation of $3 at June 30, 2007	38		—		38

Total other assets	3,806		9,770		13,575

Total assets	$41,386		$124,071		$165,457

Liabilities and stockholders’ equity:
Accounts payable—trade	$599		$—		$599
Accrued expenses	418		—		418
Royalties payable	508		—		508
Short term notes to related parties	100		(100	)(5)	—
Short term debt and current portion of long-term debt	2,257		(2,257	)(5)	—
Derivative liability—short term	957	—			957

Total current liabilities	4,839		(2,357)		2,482
Long-term debt	30,218		160,414	(6)	160,414
			(30,218	)(5)
Asset retirement obligations	452		—		452
Derivative liability—long term	834		—		834

Total noncurrent liabilities	31,504		130,196		161,699

Total liabilities	36,343		127,839		164,181

Stockholders’ equity:
Common stock, $0.001 par value per share; 140,000,000 shares authorized; 32,210,238 shares issued and outstanding	32		—		32
Additional paid-in capital	31,629		—		31,629
Accumulated other comprehensive income	(1,692)		—		(1,692)
Accumulated deficit	(24,926)		(3,768	)(4)	(28,694)

Total stockholders’ equity	5,043		(3,768)		1,276

Total liabilities and stockholders’ equity	$41,386		$124,071		$165,457

(1)	Adjustment to record the use of the proceeds from the notes and the Convertible Subordinated Notes for general corporate purposes.

(2)	Adjustment to record the acquisition of the DSX Properties for $100,000,000 and deal related costs of $2,937,500.

(3)	Adjustment to record amortized debt issue costs related to the notes and the Convertible Subordinated Notes.

(4)	Adjustment to record the elimination of unamortized debt issue costs for prior financing.

(5)	Adjustment to record the use of the proceeds from the notes and the Convertible Subordinated Notes to repay existing debt.

(6)	Adjustment to record the $165,000,000 aggregate principal amount of notes and the Convertible Subordinated Notes issued in connection with the Transactions.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Six Months Ended June 30, 2007
	Baseline Historical	North Texas Properties Historical	Pro Forma Adjustments North Texas Properties		Pro Forma for North Texas Properties	DSX Properties Historical	Pro Forma Adjustments DSX Properties		Pro Forma Combined
					(dollars in thousands)
Oil and gas sales	$2,820	$2,539	$—		$5,359	$13,559	$—		$18,918

Operating expenses:
Production expenses	1,309	1,173	—		2,483	1,796	—		4,279
General and administrative expenses	852	—	—		852	—	951	(4)	1,803
Depreciation, depletion and amortization	518	—	279	(1)	797	—	7,219	(5)	8,016
Accretion expense	12	—	—		12	—	—		12

Total operating expenses	2,691	1,173	279		4,144	1,796	8,170		14,110

Net income (loss) from operations	128	1,366	(279)		1,215	11,763	(8,170)		4,808

Other income (expense):
Other income (expense)	23	—	—		23	—	—		23
Interest income	1	—	—		1	—	—		1
Interest expense	(3,520)	—	(857	)(2)	(4,481)	—	(11,131	)(6)	(19,772)
			(104	)(3)			857	(7)
							(1,354	)(8)
							(3,663	)(9)
Unrealized gain (loss) on derivatives	6	—	—		6	—	—		6

Total other expense, net	(3,490)	—	(961)		(4,451)	—	(15,291)		(19,742)

Net loss	$(3,362)	$1,366	$(1,240)		$(3,236)	$11,763	$(23,461)		$(14,934)

(1)

To reflect the North Texas Properties depreciation, depletion and amortization for production from January 1, 2007 to March 1, 2007. The depreciation, depletion and amortization was computed by allocating the North Texas Properties adjusted purchase price of $27,055,079 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual fields was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(2)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense assumes the $30,013,224 of borrowing was incurred as if the acquisition of the North Texas Properties had occurred on January 1, 2007.

(3)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $104,000 of amortization of debt issue costs related to the borrowing incurred to acquire the North Texas Properties.

(4)

To record additional general and administrative expense. Pro forma general and administrative expense includes an additional $951,000 to reflect the level of expense incurred subsequent to the acquisition of the North Texas Properties and adjustments to reflect additional staffing requirements.

(5)

To reflect the DSX Properties depreciation, depletion and amortization for production from January 1, 2007 to June 30, 2007. The depreciation, depletion and amortization was computed by allocating the DSX Properties adjusted purchase price of $102,937,000 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual properties was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(6)

To record additional interest expense related to the notes and the Convertible Subordinated Notes. Pro forma interest expense assumes the $165,000,000 aggregate principal amount of borrowing was incurred on January 1, 2007.

(7)

To reverse interest expense related to the North Texas Properties. Pro forma interest expense assumes repayment of the $30,013,224 of borrowing incurred to acquire the North Texas Properties with proceeds from the notes and the Convertible Subordinated Notes on January 1, 2007.

(8)

To record additional interest expense related to the notes and the Convertible Subordinated Notes. Pro forma interest expense includes $1,354,000 of amortization of debt issue costs related to the notes.

(9)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $3,663,000 to fully amortize debt issue costs related to the borrowing incurred to acquire the North Texas Properties concurrently with the assumed repayment of such debt on January 1, 2007.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Six Months Ended June 30, 2006
	Baseline Historical	North Texas Properties Historical	Pro Forma Adjustments North Texas Properties		Pro Forma for North Texas Properties	DSX Properties Historical	Pro Forma Adjustments DSX Properties		Pro Forma Combined
	(dollars in thousands)
Oil and gas sales	$—	$6,379	$—		$6,379	$9,815	$—		$16,194

Operating expenses:
Production expenses	—	2,982	—		2,982	1,032	—		4,014
General and administrative expenses	1,265	—	—		1,265	—	1,515	(4)	2,780
Depreciation, depletion and amortization	—	—	723	(1)	723	—	3,573	(5)	4,296

Total operating expenses	1,265	2,982	723		4,969	1,032	5,088		11,090

Net income (loss) from operations	(1,265)	3,398	(723)		1,410	8,783	(5,088)		5,105

Other income (expense):
Other income (expense)	—	—	—		—	—	—		—
Interest income	59	—	—		59	—	—		59
Interest expense	(764)	—	(1,543	)(2)	(2,547)	—	(11,131	)(6)	(17,136)
			(240	)(3)			1,543	(7)
							(1,354	)(8)
							(3,647	)(9)
Unrealized gain (loss) on derivatives	334	—	—		334	—	—		334

Total other expense, net	(371)	—	(1,783)		(2,154)	—	(14,589)		(16,743)

Net loss	$(1,636)	$3,398	$(2,506)		$(744)	$8,783	$(19,677)		$(11,638)

(1)

To reflect the North Texas Properties depreciation, depletion and amortization for production from January 1, 2006 to June 30, 2006. The depreciation, depletion and amortization was computed by allocating the North Texas Properties adjusted purchase price of $27,055,079 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual fields was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(2)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense assumes the $30,013,224 of borrowing was incurred as if the acquisition of the North Texas Properties had occurred on January 1, 2006.

(3)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $240,000 of amortization of debt issue costs related to the borrowing incurred to acquire the North Texas Properties.

(4)

To record additional general and administrative expense. Pro forma general and administrative expense includes an additional $1,515,000 to reflect the level of expense incurred subsequent to the acquisition of the North Texas Properties and adjustments to reflect additional staffing requirements.

(5)

To reflect the DSX Properties depreciation, depletion and amortization for production from January 1, 2006 to June 30, 2006. The depreciation, depletion and amortization was computed by allocating the DSX Properties adjusted purchase price of $102,937,000 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual properties was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(6)

To record additional interest expense related to the notes and the Convertible Subordinated Notes. Pro forma interest expense assumes the $165,000,000 aggregate principal amount of borrowing was incurred on January 1, 2006.

(7)

To reverse interest expense related to the North Texas Properties. Pro forma interest expense assumes repayment of the $30,013,224 of borrowing incurred to acquire the North Texas Properties with proceeds from the notes and the Convertible Subordinated Notes on January 1, 2006.

(8)

To record additional interest expense related to the notes and the Convertible Subordinated Notes. Pro forma interest expense includes $1,354,000 of amortization of debt issue costs related to the notes.

(9)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $3,647,000 to fully amortize debt issue costs related to the borrowing incurred to acquire the North Texas Properties concurrently with the assumed repayment of such debt on January 1, 2006.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

	Fiscal Year Ended December 31, 2006
	Baseline Historical	North Texas Properties Historical	Pro Forma Adjustments North Texas Properties		Pro Forma for North Texas Properties	DSX Properties Historical	Pro Forma Adjustments DSX Properties		Pro Forma Combined
	(dollars in thousands)
Oil and gas sales	$—	$12,522	$—		$12,522	$17,086	$—		$29,608

Operating expenses:
Production expenses	—	6,447	—		6,447	2,162	—		8,609
General and administrative expenses	2,386	—	—		2,386	—	3,030	(4)	5,416
Depreciation, depletion and amortization	—	—	1,436	(1)	1,436	—	6,920	(5)	8,356

Total operating expenses	2,386	6,447	1,436		10,269	2,162	9,950		22,381

Net income (loss) from operations	(2,386)	6,075	(1,436)		2,253	14,924	(9,950)		7,227

Other income (expense):
Other income (expense)	(213)				(213)				(213)
Interest income	117	—	—		117	—	—		117
Interest expense	(1,692)	—	(3,085	)(2)	(5,258)	—	(22,263	)(6)	(30,549)
			(481	)(3)			3,084	(7)
							(2,708	)(8)
							(3,406	)(9)
Unrealized gain (loss) on derivatives	401	—	—		401	—	—		401

Total other expense, net	(1,387)	—	(3,566)		(4,952)	—	(25,292)		(30,244)

Net loss	$(3,773)	$6,075	$(5,000)		$(2,699)	$14,924	$(35,242)		$(23,017)

(1)

To reflect the North Texas Properties depreciation, depletion and amortization for production from January 1, 2006 to December 31, 2006. The depreciation, depletion and amortization was computed by allocating the North Texas Properties adjusted purchase price of $27,055,079 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual fields was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(2)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense assumes the $30,013,224 of borrowing was incurred as if the acquisition of the North Texas Properties had occurred on January 1, 2006.

(3)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $481,000 of amortization of debt issue costs related to the borrowing incurred to acquire the North Texas Properties.

(4)

To record additional general and administrative expense. Pro forma general and administrative expense includes an additional $3,030,000 to reflect the level of expense incurred subsequent to the acquisition of the North Texas Properties and adjustments to reflect additional staffing requirements.

(5)

To reflect the DSX Properties depreciation, depletion and amortization for production from January 1, 2006 to December 31, 2006. The depreciation, depletion and amortization was computed by allocating the DSX Properties adjusted purchase price of $102,937,000 to leasehold cost and amortizing the costs based on the historical production divided by total proved reserves. There were no amounts allocated to unproved properties at the acquisition date. The allocation of the adjusted purchase price to the individual properties was based on their estimated fair value at the time of acquisition based on amounts contained in the reserve report.

(6)

To record additional interest expense related to the notes and the Convertible Subordinated Notes. Pro forma interest expense assumes the $165,000,000 aggregate principal amount of borrowing was incurred on January 1, 2006.

(7)

To reverse interest expense related to the North Texas Properties. Pro forma interest expense assumes repayment of the $30,013,224 of borrowing incurred to acquire the North Texas Properties with proceeds from the notes and the Convertible Subordinated Notes on January 1, 2006.

(8)

To record additional interest expense related to the notes and the Convertible Subordinated Notes. Pro forma interest expense includes $2,708,000 of amortization of debt issue costs related to the notes.

(9)

To record additional interest expense related to the North Texas Properties. Pro forma interest expense includes $3,406,000 to fully amortize debt issue costs related to the borrowing incurred to acquire the North Texas Properties concurrently with the assumed repayment of such debt on January 1, 2006.